Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Second Quarter 2024

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and Exchange Commission for general information and consolidated financial information. All financial information in this document is unaudited.

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Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

FINANCIAL METRICS SUMMARY
(in millions, except per share and return on equity data)

	2023			2024		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2023	2024	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM	179	211	172	169	206	330	375	14%
U.S. Businesses	956	1,088	988	839	1,070	1,716	1,909	11%
International Businesses	784	811	748	896	702	1,624	1,598	-2%
Corporate and Other	(472)	(438)	(653)	(435)	(371)	(943)	(806)	15%
Total adjusted operating income before income taxes	1,447	1,672	1,255	1,469	1,607	2,727	3,076	13%
Income taxes, applicable to adjusted operating income	305	340	309	328	373	581	701	21%
After-tax adjusted operating income	1,142	1,332	946	1,141	1,234	2,146	2,375	11%
Income (loss) attributable to Prudential Financial, Inc.	511	(802)	1,317	1,138	1,198	1,973	2,336	18%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	12.8%	15.2%	10.9%	13.0%	13.9%	12.1%	13.5%
Return on Average Equity (based on net income (loss))	6.8%	-11.8%	19.6%	16.5%	17.4%	13.1%	16.9%
Distributions to Shareholders
Dividends paid	463	461	458	476	475	931	951	2%
Share repurchases	250	250	250	250	250	500	500	—%
Total capital returned	713	711	708	726	725	1,431	1,451	1%
Per Share Data
Net income (loss) - diluted (2)	1.38	(2.23)	3.61	3.12	3.28	5.31	6.40	21%
Adjusted Operating Income - diluted	3.09	3.62	2.59	3.12	3.39	5.78	6.51	13%
Shareholder dividends	1.25	1.25	1.25	1.30	1.30	2.50	2.60	4%
GAAP book value - diluted	77.65	70.82	76.77	75.00	77.51
Adjusted book value - diluted (3)	97.38	94.19	96.64	97.03	98.42
Shares Outstanding
Weighted average number of common shares - basic	364.8	362.6	360.3	359.0	358.8	365.7	358.9	-2%
Weighted average number of common shares - diluted	366.1	363.8	361.0	360.5	360.5	366.9	360.5	-2%
End of period common shares - basic	363.4	361.3	359.2	359.1	357.7
End of period common shares - diluted	366.2	364.5	362.4	362.8	361.4

__________
(1) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income, adjusted to remove amounts included for foreign currency exchange rate remeasurement and the cumulative change in fair value of funds withheld embedded derivatives as described on page 3.
(2) For the three months ended September 30, 2023 weighted average shares for basic earnings per share is used for calculating diluted earnings per share because dilutive shares and dilutive earnings per share are not applicable when a net loss is reported. As a result of the net loss attributable to Prudential Financial available to holders of Common Stock for the three months ended September 30, 2023 all potential stock options and compensation programs were considered antidilutive.
(3) Adjusted book value is calculated as total equity (GAAP book value) excluding accumulated other comprehensive income (loss), the cumulative effect of foreign currency exchange rate remeasurements and currency translation adjustments corresponding to realized investment gains and losses, and the cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2023			2024		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2023	2024

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income	3.09	3.62	2.59	3.12	3.39	5.78	6.51
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(2.07)	(6.85)	0.87	(0.27)	0.36	(1.06)	0.09
Change in value of market risk benefits, net of related hedging gains (losses)	0.04	(0.69)	0.60	0.34	(0.82)	0.25	(0.48)
Market experience updates	(0.01)	0.39	(0.22)	(0.09)	0.13	0.12	0.04
Divested and Run-off Businesses:
Closed Block division	(0.13)	0.01	(0.14)	(0.01)	(0.17)	(0.14)	(0.17)
Other Divested and Run-off Businesses	—	(0.31)	0.12	(0.10)	0.11	0.25	0.01
Difference in earnings allocated to participating unvested share-based payment awards	0.02	0.03	(0.01)	—	—	—	—
Other adjustments (1)	(0.02)	(0.02)	(0.03)	(0.02)	(0.01)	(0.04)	(0.04)
Total reconciling items, before income taxes	(2.17)	(7.44)	1.19	(0.15)	(0.40)	(0.62)	(0.55)
Income taxes, not applicable to adjusted operating income	(0.46)	(1.59)	0.17	(0.15)	(0.29)	(0.15)	(0.44)
Total reconciling items, after income taxes	(1.71)	(5.85)	1.02	—	(0.11)	(0.47)	(0.11)
Net income (loss) attributable to Prudential Financial, Inc.	1.38	(2.23)	3.61	3.12	3.28	5.31	6.40
Weighted average number of outstanding common shares - basic	364.8	362.6	360.3	359.0	358.8	365.7	358.9
Weighted average number of outstanding common shares - diluted	366.1	363.8	361.0	360.5	360.5	366.9	360.5
For earnings per share of Common Stock calculation:
Net income (loss) attributable to Prudential Financial, Inc.	511	(802)	1,317	1,138	1,198	1,973	2,336
Less: Earnings allocated to participating unvested share-based payment awards	6	5	14	15	14	24	29
Net income (loss) attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	505	(807)	1,303	1,123	1,184	1,949	2,307
After-tax adjusted operating income	1,142	1,332	946	1,141	1,234	2,146	2,375
Less: Earnings allocated to participating unvested share-based payment awards	12	15	11	16	13	25	29
After-tax adjusted operating income for earnings per share of Common Stock calculation	1,130	1,317	935	1,125	1,221	2,121	2,346

___________

(1) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2023			2024
	2Q	3Q	4Q	1Q	2Q

Capitalization Data (1):
Senior debt:
Short-term debt	763	615	618	585	588
Long-term debt	10,787	10,787	10,788	10,786	10,771
Junior subordinated long-term debt	8,089	8,090	8,094	8,582	8,582
Prudential Financial, Inc. Equity:
GAAP book value (total PFI equity) at end of period	28,434	25,814	27,820	27,209	28,013
Less: Accumulated other comprehensive income (AOCI)	(6,649)	(7,831)	(6,504)	(7,661)	(7,444)
GAAP book value excluding AOCI (2)	35,083	33,645	34,324	34,870	35,457
Less: Cumulative change in fair value of funds withheld embedded derivatives (3)	—	—	(181)	14	178
Less: Cumulative effect of foreign exchange rate remeasurement and currency translation adjustments corresponding to realized gains (losses) (4)	(578)	(687)	(518)	(345)	(291)
Adjusted book value	35,661	34,332	35,023	35,201	35,570
Book Value per Share of Common Stock:
GAAP book value per common share - diluted	77.65	70.82	76.77	75.00	77.51
GAAP book value excluding AOCI per share - diluted (2)	95.80	92.30	94.71	96.11	98.11
Adjusted book value per common share - diluted	97.38	94.19	96.64	97.03	98.42
End of period number of common shares - diluted	366.2	364.5	362.4	362.8	361.4
Common Stock Price Range (based on closing price):
High	88.22	99.14	105.21	117.40	121.31
Low	78.04	88.66	88.61	101.84	107.35
Close	88.22	94.89	103.71	117.40	117.19
Common Stock market capitalization (1)	32,059	34,284	37,253	42,158	41,919

__________

(1) As of end of period.
(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3) Amount represents the cumulative change in fair value of funds withheld embedded derivatives related to unrealized gains and losses on available-for-sale securities and certain derivatives associated with customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(4) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

OPERATIONS HIGHLIGHTS

	2023			2024
	2Q	3Q	4Q	1Q	2Q

Assets Under Management and Administration (in billions) (1)(2):
PGIM:
Institutional customers	556.7	547.6	582.6	616.6	604.4
Retail customers	324.1	312.5	330.3	345.4	349.9
General account	385.0	358.5	385.2	379.4	373.8
Total PGIM	1,265.8	1,218.6	1,298.1	1,341.4	1,328.1
U.S. Businesses	123.6	116.5	123.9	126.3	124.6
International Businesses	15.7	16.4	17.9	18.2	17.9
Corporate and Other	9.5	9.8	9.7	10.4	11.4
Total assets under management	1,414.6	1,361.3	1,449.6	1,496.3	1,482.0
Assets under administration	166.6	164.7	181.5	182.6	183.9
Total assets under management and administration	1,581.2	1,526.0	1,631.1	1,678.9	1,665.9
Distribution Representatives (1):
Prudential Advisors	2,638	2,681	2,660	2,752	2,821
International Life Planners	5,806	5,917	5,856	5,855	5,836
Gibraltar Life Consultants	6,648	6,736	6,808	6,792	6,724

__________
(1) As of end of period.
(2) At fair market value.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2023			2024		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2023	2024	% change

Revenues (1):
Premiums	6,368	3,659	6,364	15,006	7,277	15,201	22,283	47%
Policy charges and fee income	1,032	1,060	1,059	1,056	1,061	2,105	2,117	1%
Net investment income	3,813	3,892	3,918	4,120	4,218	7,483	8,338	11%
Asset management fees, commissions and other income	1,370	1,433	1,525	1,517	1,285	2,776	2,802	1%
Total revenues	12,583	10,044	12,866	21,699	13,841	27,565	35,540	29%
Benefits and expenses (1):
Insurance and annuity benefits	6,931	4,348	7,130	15,774	8,137	16,519	23,911	45%
Change in estimates of liability for future policy benefits	159	49	20	15	(29)	181	(14)	-108%
Interest credited to policyholders' account balances	780	804	836	861	897	1,536	1,758	14%
Interest expense	457	419	439	529	480	896	1,009	13%
Deferral of acquisition costs	(546)	(576)	(637)	(647)	(614)	(1,115)	(1,261)	-13%
Amortization of acquisition costs	355	351	356	362	363	710	725	2%
General and administrative expenses	3,000	2,977	3,467	3,336	3,000	6,111	6,336	4%
Total benefits and expenses	11,136	8,372	11,611	20,230	12,234	24,838	32,464	31%
Adjusted operating income before income taxes	1,447	1,672	1,255	1,469	1,607	2,727	3,076	13%
Income taxes, applicable to adjusted operating income	305	340	309	328	373	581	701	21%
After-tax adjusted operating income	1,142	1,332	946	1,141	1,234	2,146	2,375	11%
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(757)	(2,491)	314	(97)	128	(388)	31	108%
Change in value of market risk benefits, net of related hedging gains (losses)	16	(251)	216	123	(297)	91	(174)	-291%
Market experience updates	(3)	143	(78)	(32)	47	45	15	-67%
Divested and Run-off Businesses:
Closed Block division	(48)	2	(50)	(3)	(60)	(52)	(63)	-21%
Other Divested and Run-off Businesses	(1)	(113)	43	(35)	38	91	3	-97%
Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests	(26)	(11)	(26)	(27)	(43)	(31)	(70)	-126%
Other adjustments (2)	(7)	(9)	(12)	(8)	(5)	(15)	(13)	13%
Total reconciling items, before income taxes	(826)	(2,730)	407	(79)	(192)	(259)	(271)	-5%
Income taxes, not applicable to adjusted operating income	(182)	(591)	50	(39)	(109)	(76)	(148)	-95%
Total reconciling items, after income taxes	(644)	(2,139)	357	(40)	(83)	(183)	(123)	33%
Income (loss) before income taxes and equity in earnings of joint ventures and other operating entities	621	(1,058)	1,662	1,390	1,415	2,468	2,805	14%
Income tax expense (benefit)	123	(251)	359	289	264	505	553	10%
Income (loss) before equity in earnings of joint ventures and other operating entities	498	(807)	1,303	1,101	1,151	1,963	2,252	15%
Equity in earnings of joint ventures and other operating entities, net of taxes and earnings attributable to noncontrolling interests	13	5	14	37	47	10	84	740%
Income (loss) attributable to Prudential Financial, Inc.	511	(802)	1,317	1,138	1,198	1,973	2,336	18%
Earnings attributable to noncontrolling interests	(15)	11	9	13	(27)	—	(14)	—%
Net income (loss)	496	(791)	1,326	1,151	1,171	1,973	2,322	18%
Less: Income (loss) attributable to noncontrolling interests	(15)	11	9	13	(27)	—	(14)	—%
Net income (loss) attributable to Prudential Financial, Inc.	511	(802)	1,317	1,138	1,198	1,973	2,336	18%
__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses), revenues of Divested and Run-off Businesses, and include revenues representing equity in earnings of joint ventures and other operating entities other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of Divested and Run-off Businesses, and certain components of acquisitions, including the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates. See pages 36, 37, 38 and 39 for reconciliation.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

CONSOLIDATED BALANCE SHEETS
(in millions)

	06/30/2023	09/30/2023	12/31/2023	03/31/2024	06/30/2024

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value	312,230	295,318	316,321	318,510	311,092
Fixed maturities, held-to-maturity, at amortized cost, net of allowance for credit losses	1,171	—	—	—	—
Fixed maturities, trading, at fair value	6,349	7,129	9,790	10,288	10,250
Assets supporting experience-rated contractholder liabilities, at fair value	3,019	2,943	3,168	3,359	3,351
Equity securities, at fair value	8,359	7,039	8,242	7,224	7,098
Commercial mortgage and other loans	57,689	57,908	59,305	58,781	60,243
Policy loans	9,983	9,959	10,047	9,907	9,739
Other invested assets	21,473	21,868	22,855	24,227	24,634
Short-term investments	5,059	5,072	5,005	5,953	6,241
Total investments	425,332	407,236	434,733	438,249	432,648
Cash and cash equivalents	14,652	16,892	19,419	18,735	17,111
Accrued investment income	3,142	3,191	3,287	3,361	3,434
Deferred policy acquisition costs	20,320	20,394	20,856	20,613	20,564
Value of business acquired	542	514	530	484	446
Market risk benefit assets	1,951	2,200	1,981	2,225	2,233
Reinsurance recoverables and deposit receivables	17,322	25,941	27,311	27,929	27,746
Income tax assets	803	1,108	939	958	856
Other assets	12,369	13,136	13,179	13,205	13,299
Separate account assets	200,871	190,642	198,888	200,064	196,859
Total assets	697,304	681,254	721,123	725,823	715,196
Liabilities:
Future policy benefits	268,649	253,551	273,281	272,790	262,330
Policyholders' account balances	138,743	140,788	147,018	151,810	154,991
Market risk benefit liabilities	5,462	4,660	5,467	4,624	4,592
Reinsurance and funds withheld payables	6,632	14,199	15,729	15,746	15,604
Securities sold under agreements to repurchase	6,097	5,547	6,056	6,563	6,929
Cash collateral for loaned securities	5,207	6,067	6,477	6,978	7,050
Income tax liabilities	—	—	—	—	—
Short-term debt	763	615	618	585	588
Long-term debt	18,876	18,877	18,882	19,368	19,353
Other liabilities	15,739	18,155	17,546	16,749	15,621
Notes issued by consolidated variable interest entities	402	791	1,374	1,132	1,174
Separate account liabilities	200,871	190,642	198,888	200,064	196,859
Total liabilities	667,441	653,892	691,336	696,409	685,091
Mezzanine Equity:
Redeemable noncontrolling interests	408	414	524	544	545
Total mezzanine equity	408	414	524	544	545
Equity:
Accumulated other comprehensive loss	(6,649)	(7,831)	(6,504)	(7,661)	(7,444)
Other equity (1)	35,083	33,645	34,324	34,870	35,457
Total Prudential Financial, Inc. equity	28,434	25,814	27,820	27,209	28,013
Noncontrolling interests	1,021	1,133	1,443	1,661	1,547
Total equity	29,455	26,947	29,263	28,870	29,560
Total liabilities, mezzanine equity and equity	697,304	681,253	721,123	725,823	715,196

____________
(1) Includes $178 million, ($14) million and $181 million of cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3, as of June 30, 2024, March 31, 2024 and December 31, 2023, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

COMBINING BALANCE SHEETS
(in millions)
	As of June 30, 2024

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	432,648	48,550	384,098	3,566	194,354	155,609	30,569
Deferred policy acquisition costs	20,564	162	20,402	—	11,820	9,066	(484)
Other assets	65,125	1,112	64,013	4,288	42,668	11,540	5,517
Separate account assets	196,859	—	196,859	30,416	169,780	—	(3,337)
Total assets	715,196	49,824	665,372	38,270	418,622	176,215	32,265
Liabilities:
Future policy benefits	262,330	42,965	219,365	—	112,375	98,437	8,553
Policyholders' account balances	154,991	4,424	150,567	—	94,209	51,979	4,379
Debt	19,941	—	19,941	1,678	7,206	99	10,958
Other liabilities	50,970	4,015	46,955	2,843	22,951	7,435	13,726
Separate account liabilities	196,859	—	196,859	30,416	169,780	—	(3,337)
Total liabilities	685,091	51,404	633,687	34,937	406,521	157,950	34,279
Mezzanine Equity:
Redeemable noncontrolling interests	545	—	545	385	—	—	160
Total mezzanine equity	545	—	545	385	—	—	160
Equity:
Accumulated other comprehensive loss	(7,444)	(155)	(7,289)	(145)	(2,533)	(2,155)	(2,456)
Other equity (1)	35,457	(1,436)	36,893	2,844	14,553	20,390	(894)
Total Prudential Financial, Inc. equity	28,013	(1,591)	29,604	2,699	12,020	18,235	(3,350)
Noncontrolling interests	1,547	11	1,536	249	81	30	1,176
Total equity	29,560	(1,580)	31,140	2,948	12,101	18,265	(2,174)
Total liabilities, mezzanine equity and equity	715,196	49,824	665,372	38,270	418,622	176,215	32,265

	As of December 31, 2023

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	434,733	49,336	385,397	4,906	184,264	169,531	26,696
Deferred policy acquisition costs	20,856	168	20,688	—	11,757	9,351	(420)
Other assets	66,646	1,584	65,062	4,511	41,498	12,342	6,711
Separate account assets	198,888	—	198,888	32,647	169,386	—	(3,145)
Total assets	721,123	51,088	670,035	42,064	406,905	191,224	29,842
Liabilities:
Future policy benefits	273,281	43,587	229,694	—	107,007	113,501	9,186
Policyholders' account balances	147,018	4,500	142,518	—	85,983	51,941	4,594
Debt	19,500	—	19,500	1,577	7,360	72	10,491
Other liabilities	52,649	4,539	48,110	3,095	21,668	8,267	15,080
Separate account liabilities	198,888	—	198,888	32,647	169,386	—	(3,145)
Total liabilities	691,336	52,626	638,710	37,319	391,404	173,781	36,206
Mezzanine Equity:
Redeemable noncontrolling interest	524	—	524	524	—	—	—
Total mezzanine equity	524	—	524	524	—	—	—
Equity:
Accumulated other comprehensive loss	(6,504)	(144)	(6,360)	(86)	(1,862)	(1,922)	(2,490)
Other equity (1)	34,324	(1,405)	35,729	2,768	17,281	19,335	(3,655)
Total Prudential Financial, Inc. equity	27,820	(1,549)	29,369	2,682	15,419	17,413	(6,145)
Noncontrolling interests	1,443	11	1,432	1,539	82	30	(219)
Total equity	29,263	(1,538)	30,801	4,221	15,501	17,443	(6,364)
Total liabilities, mezzanine equity and equity	721,123	51,088	670,035	42,064	406,905	191,224	29,842

____________
(1) Corporate and Other includes $178 million and $181 million of cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3, as of June 30, 2024 and December 31, 2023, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of June 30, 2024				As of December 31, 2023
	Senior Debt				Senior Debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	—	4,865	8,582	13,447	—	4,869	8,094	12,963
Operating Debt	503	5,592	—	6,095	535	5,589	—	6,124
Limited recourse and non-recourse borrowing	85	314	—	399	83	330	—	413
Total Debt	588	10,771	8,582	19,941	618	10,788	8,094	19,500

	As of June 30, 2024				As of December 31, 2023
	Prudential Financial, Inc.	The Prudential Insurance Company of America (1)(2)	Other Affiliates	Total Debt	Prudential Financial, Inc.	The Prudential Insurance Company of America (1)(2)	Other Affiliates	Total Debt

Borrowings by sources:
Capital Debt	13,061	347	39	13,447	12,573	346	44	12,963
Operating Debt	5,617	478	—	6,095	5,614	510	—	6,124
Limited recourse and non-recourse borrowing	—	85	314	399	—	130	283	413
Total Debt	18,678	910	353	19,941	18,187	986	327	19,500

__________

(1) Includes Prudential Funding, LLC.
(2) Capital Debt at The Prudential Insurance Company of America includes $347 million of surplus notes as of June 30, 2024 and $346 million as of December 31, 2023.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

STATEMENTS OF OPERATIONS - PGIM
(in millions)

	2023			2024		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2023	2024	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	67	42	79	(43)	14	147	(29)	-120%
Asset management fees, commissions and other income	782	934	836	1,033	949	1,600	1,982	24%
Total revenues	849	976	915	990	963	1,747	1,953	12%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	29	28	29	24	26	56	50	-11%
Deferral of acquisition costs	—	(1)	—	(1)	—	(1)	(1)	—%
Amortization of acquisition costs	—	—	1	1	—	1	1	—%
General and administrative expenses	641	738	713	797	731	1,361	1,528	12%
Total benefits and expenses	670	765	743	821	757	1,417	1,578	11%
Adjusted operating income before income taxes	179	211	172	169	206	330	375	14%
Total revenues	849	976	915	990	963	1,747	1,953	12%
Less: Passthrough distribution revenue	20	20	19	21	22	39	43	10%
Less: Revenue associated with consolidations	(25)	62	16	23	10	7	33	371%
Total adjusted revenues (2)	854	894	880	946	931	1,701	1,877	10%
Adjusted operating margin (2)(3)	21.0%	23.6%	19.5%	17.9%	22.1%	19.4%	20.0%

__________

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests and exclude certain components of the consideration for acquisitions.
(2) Not calculated in accordance with GAAP. Adjusted revenue excludes passthrough distribution revenue and revenue associated with consolidations. Adjusted operating income before income taxes as a percentage of total adjusted revenues.
(3) Reported Operating Margin based on total revenues is 21.4%, 17.1%, 18.8%, 21.6%, and 21.1% for the three months ended June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023, and June 30, 2023, respectively, and 19.2% and 18.9% for six months ended June 30, 2024 and June 30, 2023, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

PGIM - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

	2023			2024		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2023	2024	% change

Supplementary Revenue Information (in millions):
Analysis of revenues by type:
Asset management fees	726	738	735	774	777	1,446	1,551	7%
Other related revenues (1)	58	71	66	93	71	110	164	49%
Service, distribution and other revenues	65	167	114	123	115	191	238	25%
Total PGIM revenues	849	976	915	990	963	1,747	1,953	12%
Analysis of asset management fees by source:
Institutional customers	357	363	366	378	377	719	755	5%
Retail customers	253	261	257	276	281	496	557	12%
General account	116	114	112	120	119	231	239	3%
Total asset management fees	726	738	735	774	777	1,446	1,551	7%

Supplementary Assets Under Management Information (at fair market value) (in billions):
	June 30, 2024
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	71.2	431.2	67.1	32.7	2.2	604.4
Retail customers	133.8	143.4	2.3	0.9	69.5	349.9
General account	3.6	232.8	57.6	79.7	0.1	373.8
Total	208.6	807.4	127.0	113.3	71.8	1,328.1

	June 30, 2023
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	58.6	395.0	71.6	30.1	1.4	556.7
Retail customers	115.0	133.3	2.1	0.9	72.8	324.1
General account	3.9	251.8	55.0	74.3	—	385.0
Total	177.5	780.1	128.7	105.3	74.2	1,265.8
__________
(1) Other related revenues, net of related expenses are $39 million, $56 million, $36 million, $37 million, and $31 million for the three months ended June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023, and June 30, 2023, respectively, and $95 million and $59 million for the six months ended June 30, 2024 and June 30, 2023, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

PGIM - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2023			2024		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2023	2024

Institutional Customers - Assets Under Management (at fair market value):
Beginning assets under management	540.2	536.7	528.6	562.7	596.9	528.9	562.7
Additions	18.9	14.4	20.5	45.2	16.9	32.8	62.1
Withdrawals	(21.9)	(18.2)	(26.8)	(19.1)	(25.8)	(46.0)	(44.9)
Net institutional additions (withdrawals), excluding money market activity	(3.0)	(3.8)	(6.3)	26.1	(8.9)	(13.2)	17.2
Change in market value	3.5	(13.8)	36.7	3.2	0.9	20.7	4.1
Net money market flows	(3.7)	0.1	(1.1)	0.2	(0.1)	(0.5)	0.1
Other (1)	(0.3)	9.4	4.8	4.7	(3.6)	0.8	1.1
Ending assets under management	536.7	528.6	562.7	596.9	585.2	536.7	585.2
Affiliated institutional assets under management	20.0	19.0	19.9	19.7	19.2	20.0	19.2
Total assets managed for institutional customers at end of period	556.7	547.6	582.6	616.6	604.4	556.7	604.4
Retail Customers - Assets Under Management (at fair market value):
Beginning assets under management	201.4	209.4	203.1	215.5	228.1	191.7	215.5
Additions	12.6	11.9	14.8	15.7	14.5	25.2	30.2
Withdrawals	(14.8)	(13.8)	(22.0)	(15.2)	(15.1)	(31.2)	(30.3)
Net retail additions (withdrawals), excluding money market activity	(2.2)	(1.9)	(7.2)	0.5	(0.6)	(6.0)	(0.1)
Change in market value	10.3	(4.7)	19.5	12.2	6.7	23.9	18.9
Net money market flows	0.2	0.7	0.3	0.3	0.5	0.6	0.8
Other	(0.3)	(0.4)	(0.2)	(0.4)	(0.2)	(0.8)	(0.6)
Ending assets under management	209.4	203.1	215.5	228.1	234.5	209.4	234.5
Affiliated retail assets under management	114.7	109.4	114.8	117.3	115.4	114.7	115.4
Total assets managed for retail customers at end of period	324.1	312.5	330.3	345.4	349.9	324.1	349.9

__________
(1) Third quarter 2023 includes $9.5 billion related to the reinsurance of in-force structured settlement annuities business to Prismic Life Reinsurance, Ltd., which were previously included in General Account assets under management. First quarter 2024 includes $5.8 billion related to the reinsurance of certain guaranteed universal life policies to Somerset Reinsurance Ltd., which were previously included in General Account assets under management. Second quarter 2024 includes a decrease of assets associated with PGIM Wadhwani LLP, a business now reflected in Divested and Run-off Businesses and included in Corporate and Other assets under management.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES
(in millions)

	2023			2024		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2023	2024	% change

Revenues (1):
Premiums	3,098	550	3,505	11,869	4,282	8,366	16,151	93%
Policy charges and fee income	968	997	990	990	995	1,982	1,985	—%
Net investment income	2,253	2,355	2,281	2,478	2,528	4,370	5,006	15%
Asset management fees, commissions and other income	699	637	698	629	597	1,375	1,226	-11%
Total revenues	7,018	4,539	7,474	15,966	8,402	16,093	24,368	51%
Benefits and expenses (1):
Insurance and annuity benefits	4,284	1,601	4,607	13,007	5,692	10,718	18,699	74%
Change in estimates of liability for future policy benefits	(134)	33	(29)	(9)	(381)	(118)	(390)	-231%
Interest credited to policyholders' account balances	523	540	550	560	588	1,030	1,148	11%
Interest expense	249	226	253	333	282	500	615	23%
Deferral of acquisition costs	(295)	(307)	(349)	(370)	(402)	(569)	(772)	-36%
Amortization of acquisition costs	205	204	209	212	212	417	424	2%
General and administrative expenses	1,230	1,154	1,245	1,394	1,341	2,399	2,735	14%
Total benefits and expenses	6,062	3,451	6,486	15,127	7,332	14,377	22,459	56%
Adjusted operating income before income taxes	956	1,088	988	839	1,070	1,716	1,909	11%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES
(in millions)

	2023			2024		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2023	2024	% change

Revenues (1):
Premiums	1,561	(959)	2,041	10,325	2,769	5,346	13,094	145%
Policy charges and fee income	320	318	310	312	320	652	632	-3%
Net investment income	1,416	1,491	1,405	1,536	1,638	2,738	3,174	16%
Asset management fees, commissions and other income	559	524	577	579	560	1,104	1,139	3%
Total revenues	3,856	1,374	4,333	12,752	5,287	9,840	18,039	83%
Benefits and expenses (1):
Insurance and annuity benefits	2,312	(417)	2,615	10,898	3,757	6,695	14,655	119%
Change in estimates of liability for future policy benefits	(157)	31	(25)	11	(468)	(199)	(457)	-130%
Interest credited to policyholders' account balances	255	270	277	314	343	495	657	33%
Interest expense	15	14	20	31	28	39	59	51%
Deferral of acquisition costs	(107)	(117)	(131)	(169)	(179)	(206)	(348)	-69%
Amortization of acquisition costs	89	89	90	95	100	186	195	5%
General and administrative expenses	573	563	573	657	670	1,117	1,327	19%
Total benefits and expenses	2,980	433	3,419	11,837	4,251	8,127	16,088	98%
Adjusted operating income before income taxes	876	941	914	915	1,036	1,713	1,951	14%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES
(in millions)

	2023			2024		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2023	2024	% change

Revenues (1):
Premiums	1,531	(979)	2,027	10,297	2,758	5,294	13,055	147%
Policy charges and fee income	8	10	7	6	8	16	14	-13%
Net investment income	1,072	1,098	1,006	1,092	1,142	2,076	2,234	8%
Asset management fees, commissions and other income	126	92	143	143	133	240	276	15%
Total revenues	2,737	221	3,183	11,538	4,041	7,626	15,579	104%
Benefits and expenses (1):
Insurance and annuity benefits	2,263	(438)	2,584	10,858	3,718	6,613	14,576	120%
Change in estimates of liability for future policy benefits	(156)	24	(25)	(3)	(456)	(200)	(459)	-130%
Interest credited to policyholders' account balances	144	146	137	154	153	269	307	14%
Interest expense	(4)	(6)	1	17	9	6	26	333%
Deferral of acquisition costs	(16)	(18)	(24)	(19)	(15)	(33)	(34)	-3%
Amortization of acquisition costs	6	3	3	2	2	10	4	-60%
General and administrative expenses	72	71	75	88	80	137	168	23%
Total benefits and expenses	2,309	(218)	2,751	11,097	3,491	6,802	14,588	114%
Adjusted operating income before income taxes	428	439	432	441	550	824	991	20%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2023			2024		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2023	2024

Beginning total account value	252,952	258,533	254,933	267,654	274,630	251,818	267,654
Additions	5,686	4,697	14,287	10,990	4,011	9,514	15,001
Withdrawals and benefits	(5,865)	(7,781)	(6,163)	(6,417)	(6,164)	(11,339)	(12,581)
Net flows	(179)	(3,084)	8,124	4,573	(2,153)	(1,825)	2,420
Change in market value, interest credited and interest income	2,456	878	2,565	2,655	1,919	4,279	4,574
Other (1)	3,304	(1,394)	2,032	(252)	(268)	4,261	(520)
Ending total account value, gross	258,533	254,933	267,654	274,630	274,128	258,533	274,128
Reinsurance ceded	—	(9,273)	(9,237)	(9,179)	(9,129)	—	(9,129)
Ending total account value, net	258,533	245,660	258,417	265,451	264,999	258,533	264,999
Amounts included in ending total account value, net above:
Investment-only stable value wraps	67,335	65,497	64,098	62,842	61,455
International reinsurance (2)	90,612	88,253	102,544	102,049	102,465
Group annuities and other products	100,586	91,910	91,775	100,560	101,079
Ending total account value, net	258,533	245,660	258,417	265,451	264,999

__________

(1) Other activity includes the effect of foreign exchange rate changes associated with our United Kingdom international reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2) Represents notional amounts based on present value of future benefits under international reinsurance contracts.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES
(in millions)

	2023			2024		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2023	2024	% change

Revenues (1):
Premiums	30	20	14	28	11	52	39	-25%
Policy charges and fee income	312	308	303	306	312	636	618	-3%
Net investment income	344	393	399	444	496	662	940	42%
Asset management fees, commissions and other income	433	432	434	436	427	864	863	—%
Total revenues	1,119	1,153	1,150	1,214	1,246	2,214	2,460	11%
Benefits and expenses (1):
Insurance and annuity benefits	49	21	31	40	39	82	79	-4%
Change in estimates of liability for future policy benefits	(1)	7	—	14	(12)	1	2	100%
Interest credited to policyholders' account balances	111	124	140	160	190	226	350	55%
Interest expense	19	20	19	14	19	33	33	—%
Deferral of acquisition costs	(91)	(99)	(107)	(150)	(164)	(173)	(314)	-82%
Amortization of acquisition costs	83	86	87	93	98	176	191	9%
General and administrative expenses	501	492	498	569	590	980	1,159	18%
Total benefits and expenses	671	651	668	740	760	1,325	1,500	13%
Adjusted operating income before income taxes	448	502	482	474	486	889	960	8%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2023			2024		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2023	2024

Actively -Sold Protected Investment and Income Product Sales (1):
FlexGuard Suite	1,240	1,279	1,263	1,727	2,219	2,328	3,946
Investment Only VA (2)	36	48	35	28	39	68	67
Fixed	616	616	804	1,550	1,221	1,163	2,771
Total	1,892	1,943	2,102	3,305	3,479	3,559	6,784
Actively-Sold Protected Investment and Income Solutions (1):
Beginning total account value	23,268	25,970	27,069	30,655	35,257	21,208	30,655
Sales	1,892	1,943	2,102	3,305	3,479	3,559	6,784
Full surrenders and death benefits	(223)	(208)	(239)	(281)	(322)	(414)	(603)
Sales, net of full surrenders and death benefits	1,669	1,735	1,863	3,024	3,157	3,145	6,181
Partial withdrawals and other benefit payments	(131)	(135)	(170)	(181)	(184)	(266)	(365)
Net flows	1,538	1,600	1,693	2,843	2,973	2,879	5,816
Change in market value, interest credited, and other	1,171	(494)	1,901	1,770	891	1,896	2,661
Policy charges	(7)	(7)	(8)	(11)	(13)	(13)	(24)
Ending total account value, gross	25,970	27,069	30,655	35,257	39,108	25,970	39,108
Reinsurance ceded	(1,357)	(1,552)	(1,694)	(1,986)	(2,205)	(1,357)	(2,205)
Ending total account value, net	24,613	25,517	28,961	33,271	36,903	24,613	36,903
Discontinued Traditional VA and Guaranteed Living Benefit Block (3):
Beginning total account value	100,536	100,327	94,021	99,053	99,443	98,814	99,053
Sales	9	7	7	9	7	17	16
Full surrenders and death benefits	(1,428)	(1,544)	(1,636)	(2,284)	(2,467)	(2,725)	(4,751)
Sales, net of full surrenders and death benefits	(1,419)	(1,537)	(1,629)	(2,275)	(2,460)	(2,708)	(4,735)
Partial withdrawals and other benefit payments	(926)	(927)	(1,122)	(1,109)	(1,037)	(1,911)	(2,146)
Net flows	(2,345)	(2,464)	(2,751)	(3,384)	(3,497)	(4,619)	(6,881)
Change in market value and other	2,693	(3,298)	8,321	4,311	857	7,298	5,168
Policy charges	(557)	(544)	(538)	(537)	(536)	(1,166)	(1,073)
Ending total account value, gross	100,327	94,021	99,053	99,443	96,267	100,327	96,267
Reinsurance ceded	(10,227)	(9,432)	(10,103)	(9,702)	(9,271)	(10,227)	(9,271)
Ending total account value, net	90,100	84,589	88,950	89,741	86,996	90,100	86,996

__________
(1) Includes Prudential FlexGuard and FlexGuard Income, Prudential Premier Investment, MyRock, Private Placement Variable Annuity and all fixed annuity products. Excludes discontinued traditional variable annuities and guaranteed living benefits.
(2) Represents variable annuities without guaranteed living benefits including Prudential Premier Investment, MyRock and Private Placement Variable Annuity.
(3) Includes Prudential Highest Daily Income, Prudential Defined Income and other legacy variable products with and without guaranteed minimum income and withdrawal benefits.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES ACCOUNT VALUE ACTIVITY
(in millions)

	2023			2024		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2023	2024

Account Values in General Account (1):
Beginning balance	23,948	26,455	27,613	30,844	35,140	22,063	30,844
Premiums and deposits	1,821	1,856	2,030	3,226	3,373	3,422	6,599
Full surrenders and death benefits	(118)	(121)	(155)	(237)	(266)	(237)	(503)
Premiums and deposits net of full surrenders and death benefits	1,703	1,735	1,875	2,989	3,107	3,185	6,096
Partial withdrawals and other benefit payments	(149)	(148)	(191)	(218)	(221)	(297)	(439)
Net flows	1,554	1,587	1,684	2,771	2,886	2,888	5,657
Change in market value, interest credited and other	1,181	(285)	1,189	1,513	905	1,763	2,418
Net transfers (to) from separate account	(227)	(142)	360	15	14	(257)	29
Policy charges	(1)	(2)	(2)	(3)	(3)	(2)	(6)
Ending balance, gross	26,455	27,613	30,844	35,140	38,942	26,455	38,942
Reinsurance ceded	(1,357)	(1,552)	(1,694)	(1,986)	(2,205)	(1,357)	(2,205)
Ending balance, net	25,098	26,061	29,150	33,154	36,737	25,098	36,737
Account Values in Separate Account (1):
Beginning balance	99,856	99,842	93,477	98,864	99,560	97,959	98,864
Premiums and deposits	80	94	79	88	113	154	201
Full surrenders and death benefits	(1,533)	(1,631)	(1,720)	(2,328)	(2,523)	(2,902)	(4,851)
Premiums and deposits net of full surrenders and death benefits	(1,453)	(1,537)	(1,641)	(2,240)	(2,410)	(2,748)	(4,650)
Partial withdrawals and other benefit payments	(908)	(914)	(1,101)	(1,072)	(1,000)	(1,880)	(2,072)
Net flows	(2,361)	(2,451)	(2,742)	(3,312)	(3,410)	(4,628)	(6,722)
Change in market value, interest credited and other	2,683	(3,507)	9,033	4,568	843	7,431	5,411
Net transfers (to) from general account	227	142	(360)	(15)	(14)	257	(29)
Policy charges	(563)	(549)	(544)	(545)	(546)	(1,177)	(1,091)
Ending balance, gross	99,842	93,477	98,864	99,560	96,433	99,842	96,433
Reinsurance ceded	(10,227)	(9,432)	(10,103)	(9,702)	(9,271)	(10,227)	(9,271)
Ending balance, net	89,615	84,045	88,761	89,858	87,162	89,615	87,162

__________
(1) Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company's general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES MARKET RISK BENEFIT FEATURES
(in millions)

	2023			2024
	2Q	3Q	4Q	1Q	2Q

MARKET RISK BENEFITS ACCOUNT VALUES AND NET AMOUNT AT RISK (1):
Market Risk Benefits Account Values by Risk Management Design:
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	70,816	66,563	70,093	70,679	68,512
Account Values with Auto-Rebalancing Feature - externally reinsured	2,468	2,269	2,315	2,254	2,115
Account Values without Auto-Rebalancing Feature	25,667	23,869	25,244	25,056	24,178
Total	98,951	92,701	97,652	97,989	94,805
Market Risk Benefits Net Amount at Risk by Product Design Type:
Net Amount at Risk with Auto-Rebalancing Feature	7,803	9,508	7,177	6,373	6,541
Net Amount at Risk without Auto-Rebalancing Feature	3,082	3,909	2,576	2,597	2,817
Total	10,885	13,417	9,753	8,970	9,358
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - GROUP INSURANCE
(in millions)

	2023			2024		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2023	2024	% change

Revenues (1):
Premiums	1,288	1,268	1,231	1,298	1,272	2,525	2,570	2%
Policy charges and fee income	161	163	169	175	165	342	340	-1%
Net investment income	128	130	128	136	128	254	264	4%
Asset management fees, commissions and other income	21	15	19	25	21	41	46	12%
Total revenues	1,598	1,576	1,547	1,634	1,586	3,162	3,220	2%
Benefits and expenses (1):
Insurance and annuity benefits	1,140	1,179	1,166	1,249	1,140	2,358	2,389	1%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	41	39	42	40	36	85	76	-11%
Interest expense	2	1	1	2	4	6	6	—%
Deferral of acquisition costs	—	(1)	(2)	(6)	(4)	—	(10)	—%
Amortization of acquisition costs	2	1	5	1	2	3	3	—%
General and administrative expenses	274	268	269	303	287	546	590	8%
Total benefits and expenses	1,459	1,487	1,481	1,589	1,465	2,998	3,054	2%
Adjusted operating income before income taxes	139	89	66	45	121	164	166	1%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

U.S. BUSINESSES - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions, or as otherwise noted)

	2023			2024		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2023	2024

Annualized New Business Premiums:
Group life	32	61	41	189	27	194	216
Group disability	25	34	19	189	19	182	208
Total	57	95	60	378	46	376	424
Future Policy Benefits (1):
Group life	2,309	2,242	2,421	2,350	2,328
Group disability	3,144	3,175	3,178	3,240	3,222
Total	5,453	5,417	5,599	5,590	5,550
Policyholders' Account Balances (1):
Group life	5,385	5,250	5,229	4,889	4,782
Group disability	121	112	113	119	111
Total	5,506	5,362	5,342	5,008	4,893
Separate Account Liabilities (1):
Group life	23,747	22,864	25,021	25,265	24,546
Group Life Insurance:
Gross premiums, policy charges and fee income (2)	1,135	1,100	1,149	1,098	1,123	2,220	2,221
Earned premiums	937	900	873	903	897	1,829	1,800
Earned policy charges and fee income	137	138	144	150	139	295	289
Benefits ratio (3)	85.1%	84.8%	87.5%	90.1%	85.3%	89.0%	87.7%
Administrative operating expense ratio	11.9%	11.8%	11.2%	12.1%	11.8%	11.8%	12.0%
Persistency ratio	94.0%	93.7%	93.6%	95.1%	95.0%
Group Disability Insurance:
Gross premiums, policy charges and fee income (2)	380	393	385	426	410	751	836
Earned premiums	351	368	358	395	375	696	770
Earned policy charges and fee income	24	25	25	25	26	47	51
Benefits ratio (3)	69.8%	76.2%	72.2%	71.3%	70.4%	67.8%	70.9%
Administrative operating expense ratio	25.6%	24.1%	25.9%	25.9%	26.5%	25.4%	26.2%
Persistency ratio	91.9%	91.2%	91.1%	93.8%	93.2%
Total Group Insurance:
Benefits ratio (3)	81.1%	82.4%	83.3%	84.7%	81.1%	83.5%	82.9%
Administrative operating expense ratio	15.4%	15.1%	14.9%	16.0%	15.8%	15.3%	15.9%
Net face amount of policies in force (in billions) (4)	2,153	2,143	2,155	2,065	2,092

__________
(1) As of end of period.
(2) Before returns of premiums to participating policyholders for favorable claims experience.
(3) Benefits ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 85.3%, 64.1% and 79.4% for the three months ended June 30, 2024, respectively, and 83.0%, 66.4%, and 78.7% for the three months ended June 30, 2023, respectively.
(4) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - INDIVIDUAL LIFE
(in millions)

	2023			2024		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2023	2024	% change

Revenues (1):
Premiums	249	241	233	246	241	495	487	-2%
Policy charges and fee income	487	516	511	503	510	988	1,013	3%
Net investment income	709	734	748	806	762	1,378	1,568	14%
Asset management fees, commissions and other income	119	98	102	25	16	230	41	-82%
Total revenues	1,564	1,589	1,594	1,580	1,529	3,091	3,109	1%
Benefits and expenses (1):
Insurance and annuity benefits	832	839	826	860	795	1,665	1,655	-1%
Change in estimates of liability for future policy benefits	23	2	(4)	(20)	87	81	67	-17%
Interest credited to policyholders' account balances	227	231	231	206	209	450	415	-8%
Interest expense	232	211	232	300	250	455	550	21%
Deferral of acquisition costs	(188)	(189)	(216)	(195)	(219)	(363)	(414)	-14%
Amortization of acquisition costs	114	114	114	116	110	228	226	-1%
General and administrative expenses	383	323	403	434	384	736	818	11%
Total benefits and expenses	1,623	1,531	1,586	1,701	1,616	3,252	3,317	2%
Adjusted operating income (loss) before income taxes	(59)	58	8	(121)	(87)	(161)	(208)	-29%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

U.S. BUSINESSES - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2023			2024		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2023	2024

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	31	33	33	31	34	54	65
Universal life	20	17	27	20	22	37	42
Variable life	146	136	145	116	147	255	263
Total	197	186	205	167	203	346	370
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	38	35	38	35	44	71	79
Third party distribution	159	151	167	132	159	275	291
Total	197	186	205	167	203	346	370
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (2):
Beginning balance	31,644	32,713	32,730	33,026	33,176	31,522	33,026
Premiums and deposits	577	587	675	634	604	1,213	1,238
Surrenders and withdrawals	(429)	(417)	(557)	(436)	(414)	(884)	(850)
Net sales	148	170	118	198	190	329	388
Benefit payments	(45)	(41)	(43)	(48)	(43)	(104)	(91)
Net flows	103	129	75	150	147	225	297
Interest credited and other	406	274	624	401	388	867	789
Net transfers from separate account	1,079	128	113	138	148	1,157	286
Policy charges	(519)	(514)	(516)	(539)	(494)	(1,058)	(1,033)
Ending balance, gross	32,713	32,730	33,026	33,176	33,365	32,713	33,365
Reinsurance ceded	—	—	—	(4,506)	(4,512)	—	(4,512)
Ending balance, net	32,713	32,730	33,026	28,670	28,853	32,713	28,853
Separate Account Liabilities:
Beginning balance	41,650	43,230	42,171	46,453	50,128	39,419	46,453
Premiums and deposits	865	739	836	794	904	1,574	1,698
Surrenders and withdrawals	(278)	(212)	(235)	(293)	(334)	(502)	(627)
Net sales	587	527	601	501	570	1,072	1,071
Benefit payments	(91)	(119)	(126)	(138)	(165)	(221)	(303)
Net flows	496	408	475	363	405	851	768
Change in market value, interest credited and other	2,489	(1,003)	4,262	3,796	1,352	4,775	5,148
Net transfers to general account	(1,079)	(128)	(113)	(138)	(148)	(1,157)	(286)
Policy charges	(326)	(336)	(342)	(346)	(352)	(658)	(698)
Ending balance	43,230	42,171	46,453	50,128	51,385	43,230	51,385
NET FACE AMOUNT IN FORCE (in billions) (3):
Term life	294	293	290	286	283
Universal life	98	97	97	80	79
Variable life	150	150	154	158	160
Total	542	540	541	524	522

__________
(1) Excludes corporate-owned life insurance.
(2) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3) At end of period; net of reinsurance. Net Face Amount In Force excludes certain policies considered to be non-core business drivers impacting adjusted operating income for Individual Life. Policies within the Closed Block division are not reported through Individual Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES
(in millions)

	2023			2024		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2023	2024	% change

Revenues (1):
Premiums	3,274	3,112	2,864	3,139	3,002	6,843	6,141	-10%
Policy charges and fee income	77	77	82	80	80	149	160	7%
Net investment income	1,321	1,316	1,367	1,412	1,390	2,606	2,802	8%
Asset management fees, commissions and other income	51	61	65	82	40	140	122	-13%
Total revenues	4,723	4,566	4,378	4,713	4,512	9,738	9,225	-5%
Benefits and expenses (1):
Insurance and annuity benefits	2,647	2,751	2,525	2,772	2,452	5,806	5,224	-10%
Change in estimates of liability for future policy benefits	293	16	49	24	352	299	376	26%
Interest credited to policyholders' account balances	226	239	263	279	288	441	567	29%
Interest expense	4	3	5	(1)	(2)	15	(3)	-120%
Deferral of acquisition costs	(281)	(292)	(312)	(293)	(268)	(594)	(561)	6%
Amortization of acquisition costs	159	156	156	159	161	310	320	3%
General and administrative expenses	891	882	944	877	827	1,837	1,704	-7%
Total benefits and expenses	3,939	3,755	3,630	3,817	3,810	8,114	7,627	-6%
Adjusted operating income before income taxes	784	811	748	896	702	1,624	1,598	-2%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses) and include revenues representing equity in earnings of joint ventures and other operating entities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - LIFE PLANNER
(in millions)

	2023			2024		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2023	2024	% change

Revenues (1):
Premiums	1,693	1,665	1,511	1,818	1,663	3,627	3,481	-4%
Policy charges and fee income	48	48	52	47	48	96	95	-1%
Net investment income	586	584	608	629	602	1,159	1,231	6%
Asset management fees, commissions and other income	54	62	61	56	54	123	110	-11%
Total revenues	2,381	2,359	2,232	2,550	2,367	5,005	4,917	-2%
Benefits and expenses (1):
Insurance and annuity benefits	1,417	1,421	1,311	1,589	1,343	3,109	2,932	-6%
Change in estimates of liability for future policy benefits	69	11	23	13	217	71	230	224%
Interest credited to policyholders' account balances	57	61	68	69	68	114	137	20%
Interest expense	(1)	(1)	(4)	(7)	(3)	2	(10)	-600%
Deferral of acquisition costs	(142)	(143)	(144)	(155)	(132)	(300)	(287)	4%
Amortization of acquisition costs	78	76	76	78	81	154	159	3%
General and administrative expenses	416	407	438	418	393	846	811	-4%
Total benefits and expenses	1,894	1,832	1,768	2,005	1,967	3,996	3,972	-1%
Adjusted operating income before income taxes	487	527	464	545	400	1,009	945	-6%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of joint ventures and other operating entities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - GIBRALTAR LIFE AND OTHER
(in millions)

	2023			2024		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2023	2024	% change

Revenues (1):
Premiums	1,581	1,447	1,353	1,321	1,339	3,216	2,660	-17%
Policy charges and fee income	29	29	30	33	32	53	65	23%
Net investment income	735	732	759	783	788	1,447	1,571	9%
Asset management fees, commissions and other income	(3)	(1)	4	26	(14)	17	12	-29%
Total revenues	2,342	2,207	2,146	2,163	2,145	4,733	4,308	-9%
Benefits and expenses (1):
Insurance and annuity benefits	1,230	1,330	1,214	1,183	1,109	2,697	2,292	-15%
Change in estimates of liability for future policy benefits	224	5	26	11	135	228	146	-36%
Interest credited to policyholders' account balances	169	178	195	210	220	327	430	31%
Interest expense	5	4	9	6	1	13	7	-46%
Deferral of acquisition costs	(139)	(149)	(168)	(138)	(136)	(294)	(274)	7%
Amortization of acquisition costs	81	80	80	81	80	156	161	3%
General and administrative expenses	475	475	506	459	434	991	893	-10%
Total benefits and expenses	2,045	1,923	1,862	1,812	1,843	4,118	3,655	-11%
Adjusted operating income before income taxes	297	284	284	351	302	615	653	6%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses) and include revenues representing equity in earnings of joint ventures and other operating entities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2023			2024		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2023	2024

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan - Prudential of Japan	1,463	1,422	1,266	1,584	1,386	3,198	2,970
Japan - Gibraltar Life	1,610	1,476	1,383	1,354	1,371	3,269	2,725
Emerging Markets	278	291	297	281	325	525	606
Total	3,351	3,189	2,946	3,219	3,082	6,992	6,301
Annualized new business premiums:
Japan - Prudential of Japan	158	143	182	196	156	354	352
Japan - Gibraltar Life	241	236	310	224	268	472	492
Emerging Markets	91	112	106	97	95	172	192
Total	490	491	598	517	519	998	1,036
Annualized new business premiums by distribution channel:
Life Planners	249	255	288	293	251	526	544
Gibraltar Life Consultants	144	131	139	105	120	272	225
Banks	51	68	82	59	74	106	133
Independent Agency	46	37	89	60	74	94	134
Total	490	491	598	517	519	998	1,036
Constant exchange rate basis (2):
Net premiums, policy charges and fee income:
Japan - Prudential of Japan	1,491	1,486	1,362	1,690	1,499	3,246	3,189
Japan - Gibraltar Life	1,650	1,548	1,464	1,454	1,482	3,331	2,936
Emerging Markets	236	243	252	235	286	455	521
Total	3,377	3,277	3,078	3,379	3,267	7,032	6,646
Annualized new business premiums:
Japan - Prudential of Japan	162	150	195	211	172	360	383
Japan - Gibraltar Life	243	241	314	229	275	475	504
Emerging Markets	73	88	86	80	85	140	165
Total	478	479	595	520	532	975	1,052
Annualized new business premiums by distribution channel:
Life Planners	235	238	281	291	257	500	548
Gibraltar Life Consultants	146	132	142	108	124	274	232
Banks	51	68	82	59	75	106	134
Independent Agency	46	41	90	62	76	95	138
Total	478	479	595	520	532	975	1,052

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 129 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2023			2024
	2Q	3Q	4Q	1Q	2Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan - Prudential of Japan	322	320	312	307	301
Japan - Gibraltar Life	291	288	285	281	279
Emerging Markets	41	43	44	42	43
Total	654	651	641	630	623
Number of individual policies in force at end of period (in thousands) (3):
Japan - Prudential of Japan	4,496	4,501	4,511	4,531	4,535
Japan - Gibraltar Life	6,650	6,626	6,594	6,552	6,519
Emerging Markets	754	769	789	765	783
Total	11,900	11,896	11,894	11,848	11,837
International life insurance individual policy persistency:
Life Planner:
13 months	92.2%	92.2%	92.0%	91.4%	90.6%
25 months	84.0%	83.2%	83.1%	82.6%	82.0%
Gibraltar Life (4):
13 months	95.0%	94.8%	94.3%	94.8%	94.8%
25 months	89.2%	88.7%	88.0%	88.3%	88.6%
Number of Life Planners at end of period:
Japan	4,317	4,337	4,310	4,339	4,257
All other countries	1,489	1,580	1,546	1,516	1,579
Total Life Planners	5,806	5,917	5,856	5,855	5,836
Gibraltar Life Consultants	6,648	6,736	6,808	6,792	6,724

__________
(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 129 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2) Net of reinsurance.
(3) Direct business only; policy count includes annuities.
(4) Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER
(in millions)

	2023			2024		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2023	2024	% change

Revenues (1):
Premiums	(4)	(3)	(5)	(2)	(7)	(8)	(9)	-13%
Policy charges and fee income	(13)	(14)	(13)	(14)	(14)	(26)	(28)	-8%
Net investment income	172	179	191	273	286	360	559	55%
Asset management fees, commissions and other income	(162)	(199)	(74)	(227)	(301)	(339)	(528)	-56%
Total revenues	(7)	(37)	99	30	(36)	(13)	(6)	54%
Benefits and expenses (1):
Insurance and annuity benefits	—	(4)	(2)	(5)	(7)	(5)	(12)	-140%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	31	25	23	22	21	65	43	-34%
Interest expense	175	162	152	173	174	325	347	7%
Deferral of acquisition costs	30	24	24	17	56	49	73	49%
Amortization of acquisition costs	(9)	(9)	(10)	(10)	(10)	(18)	(20)	-11%
General and administrative expenses	238	203	565	268	101	514	369	-28%
Total benefits and expenses	465	401	752	465	335	930	800	-14%
Adjusted operating loss before income taxes	(472)	(438)	(653)	(435)	(371)	(943)	(806)	15%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses and goodwill impairment and certain components of consideration for a business acquisition, which are recognized as compensation expense over the requisite service periods. Revenues and Benefits and expenses include consolidating adjustments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024
INVESTMENT PORTFOLIO COMPOSITION
(in millions)
	June 30, 2024							December 31, 2023
		Closed		PFI Excluding					Closed		PFI Excluding
	Total	Block	Funds	Closed Block Division and Funds Withheld				Total	Block	Funds	Closed Block Division and Funds Withheld (2)
	Portfolio	Division	Withheld (1)	Amount	% of Total			Portfolio (2)	Division	Withheld (1)(2)	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	233,469	19,655	6,993	206,821	57.0%			241,222	20,483	3,270	217,469	58.9%
Private, available-for-sale, at fair value	76,946	9,824	2,454	64,668	17.8%			74,542	10,003	2,678	61,861	16.7%
Fixed maturities, trading, at fair value	9,772	725	5,246	3,801	1.1%			8,785	887	2,944	4,954	1.3%
Assets supporting experience-rated contractholder liabilities, at fair value	3,351	—	—	3,351	0.9%			3,168	—	—	3,168	0.9%
Equity securities, at fair value	6,347	1,861	5	4,481	1.2%			7,634	1,970	—	5,664	1.5%
Commercial mortgage and other loans, at book value, net of allowance	59,608	7,679	132	51,797	14.3%			58,786	7,769	23	50,994	13.8%
Policy loans, at outstanding balance	9,739	3,407	—	6,332	1.7%			10,047	3,479	—	6,568	1.8%
Other invested assets, net of allowance (3)	22,323	4,816	1,354	16,153	4.4%			19,454	4,513	1,007	13,934	3.8%
Short-term investments, net of allowance	6,234	583	26	5,625	1.6%			4,992	232	51	4,709	1.3%
Subtotal (4)	427,789	48,550	16,210	363,029	100.0%			428,630	49,336	9,973	369,321	100.0%
Invested assets of other entities and operations (5)	4,859	—	—	4,859				6,103	—	—	6,103
Total investments	432,648	48,550	16,210	367,888				434,733	49,336	9,973	375,424

Fixed Maturities by Credit Quality (4)(6):	June 30, 2024						December 31, 2023
	PFI Excluding Closed Block Division and Funds Withheld						PFI Excluding Closed Block Division and Funds Withheld (2)
		Gross	Gross					Gross	Gross
	Amortized	Unrealized	Unrealized	Allowance for	Fair		Amortized	Unrealized	Unrealized	Allowance for	Fair
	Cost	Gains	Losses	Credit Losses	Value	% of Total	Cost	Gains	Losses	Credit Losses	Value	% of Total
Public Fixed Maturities:
NAIC Rating (7)
1	176,941	3,836	20,079	—	160,698	77.7%	182,105	6,683	15,644	1	173,143	79.6%
2	42,928	645	4,109	—	39,464	19.1%	39,358	1,020	3,395	—	36,983	17.0%
Subtotal - High or Highest Quality Securities	219,869	4,481	24,188	—	200,162	96.8%	221,463	7,703	19,039	1	210,126	96.6%
3	5,101	62	451	—	4,712	2.3%	5,216	143	238	—	5,121	2.3%
4	1,457	48	71	—	1,434	0.7%	1,765	50	99	53	1,663	0.8%
5	474	11	55	21	409	0.2%	479	13	63	7	422	0.2%
6	197	3	16	80	104	0.0%	224	4	16	75	137	0.1%
Subtotal - Other Securities	7,229	124	593	101	6,659	3.2%	7,684	210	416	135	7,343	3.4%
Total	227,098	4,605	24,781	101	206,821	100.0%	229,147	7,913	19,455	136	217,469	100.0%

Private Fixed Maturities:
NAIC Rating (7)
1	18,320	211	1,995	—	16,536	25.6%	17,121	240	1,588	—	15,773	25.5%
2	41,577	861	3,533	—	38,905	60.2%	38,561	880	2,795	—	36,646	59.2%
Subtotal - High or Highest Quality Securities	59,897	1,072	5,528	—	55,441	85.8%	55,682	1,120	4,383	—	52,419	84.7%
3	5,718	112	322	—	5,508	8.4%	5,130	118	246	5	4,997	8.1%
4	2,882	21	111	1	2,791	4.3%	3,112	28	89	2	3,049	4.9%
5	865	27	55	21	816	1.3%	1,283	21	69	3	1,232	2.0%
6	123	16	11	16	112	0.2%	158	17	5	6	164	0.3%
Subtotal - Other Securities	9,588	176	499	38	9,227	14.2%	9,683	184	409	16	9,442	15.3%
Total	69,485	1,248	6,027	38	64,668	100.0%	65,365	1,304	4,792	16	61,861	100.0%
_____________
(1) Includes investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(2) Prior period amounts have been restated to conform to current period presentation.
(3) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(4) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet.
(5) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(6) Excludes fixed maturity securities classified as trading.
(7) Reflects equivalent ratings for investments of the international operations. Includes, as of June 30, 2024 and December 31, 2023, 797 securities with amortized cost of $8,629 million (fair value $8,529 million) and 639 securities with amortized cost of $7,242 million (fair value $7,227 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS AND FUNDS WITHHELD (1)
(in millions)

	June 30, 2024		December 31, 2023
	Amount	% of Total	Amount	% of Total
Investment Portfolio Composition - Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	100,930	65.8%	113,737	68.2%
Private, available-for-sale, at fair value	21,366	13.9%	20,891	12.5%
Fixed maturities, trading, at fair value	494	0.3%	669	0.4%
Assets supporting experience-rated contractholder liabilities, at fair value	3,351	2.2%	3,168	1.9%
Equity securities, at fair value	1,331	0.9%	1,614	1.0%
Commercial mortgage and other loans, at book value, net of allowance	16,617	10.8%	17,980	10.8%
Policy loans, at outstanding balance	2,529	1.6%	2,670	1.6%
Other invested assets (3)	6,141	4.0%	5,617	3.4%
Short-term investments, net of allowance	757	0.5%	421	0.2%
Total	153,516	100.0%	166,767	100.0%

	June 30, 2024		December 31, 2023 (4)
	Amount	% of Total	Amount	% of Total
Investment Portfolio Composition - Excluding Japanese Insurance Operations and Funds Withheld (2):
Fixed maturities:
Public, available-for-sale, at fair value	105,891	50.5%	103,732	51.3%
Private, available-for-sale, at fair value	43,302	20.7%	40,970	20.2%
Fixed maturities, trading, at fair value	3,307	1.6%	4,285	2.1%
Assets supporting experience-rated contractholder liabilities, at fair value	—	0.0%	—	0.0%
Equity securities, at fair value	3,150	1.5%	4,050	2.0%
Commercial mortgage and other loans, at book value, net of allowance	35,180	16.8%	33,014	16.3%
Policy loans, at outstanding balance	3,803	1.8%	3,898	1.9%
Other invested assets, net of allowance (3)	10,012	4.8%	8,317	4.1%
Short-term investments, net of allowance	4,868	2.3%	4,288	2.1%
Total	209,513	100.0%	202,554	100.0%
__________
(1) Excludes Closed Block division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(4) Prior period amounts have been restated to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

INVESTMENT RESULTS (1)
(in millions)
	Three Months Ended June 30,
	2024			2023
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses) (3)
	Yield (2)	Amount		Yield (2)(3)	Amount (3)
General Account (4)
Fixed maturities (5)	4.25%	3,182	(458)	3.99%	3,049	(174)
Equity securities	4.38%	51	—	3.94%	53	—
Commercial mortgage and other loans	4.35%	555	(53)	3.90%	477	(21)
Policy loans	4.48%	72	—	4.50%	72	—
Short-term investments and cash equivalents	6.97%	242	2	5.49%	199	—
Gross investment income before investment expenses	4.36%	4,102	(509)	4.16%	3,850	(195)
Investment expenses	-0.15%	(271)	—	-0.12%	(227)	—
Subtotal	4.21%	3,831	(509)	4.04%	3,623	(195)
Other investments (5)		177	517		273	(631)
Investment results of other entities and operations (6)		23	13		68	1
Investment results of Funds Withheld (7)		309	(13)		13	—
Less: investment income related to adjusted operating income reconciling items		(122)	—		(164)	—
Total		4,218	8		3,813	(825)

	Six Months Ended June 30,
	2024			2023
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses) (3)
	Yield (2)	Amount		Yield (2)(3)	Amount (3)
General Account (4)
Fixed maturities (5)	4.20%	6,250	(279)	3.99%	6,041	(219)
Equity securities	3.28%	81	—	3.06%	79	—
Commercial mortgage and other loans	4.27%	1,082	(95)	3.87%	940	(37)
Policy loans	4.50%	144	—	4.53%	144	—
Short-term investments and cash equivalents	6.25%	491	—	5.91%	411	—
Gross investment income before investment expenses	4.30%	8,048	(374)	4.16%	7,615	(256)
Investment expenses	-0.16%	(533)	—	-0.13%	(436)	—
Subtotal	4.14%	7,515	(374)	4.03%	7,179	(256)
Other investments (5)		488	141		462	(324)
Investment results of other entities and operations (6)		(8)	6		153	(11)
Investment results of Funds Withheld (7)		595	52		22	—
Less: investment income related to adjusted operating income reconciling items		(252)	—		(333)	—
Total		8,338	(175)		7,483	(591)
________
(1) Excludes Closed Block division.
(2) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(3) Prior period amounts have been reclassified to conform to current period presentation.
(4) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties. assets classified as "Separate account assets" on our balance sheet and investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(5) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(6) Includes invested income of assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment management operations.
(7) Includes investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Three Months Ended June 30,
	2024			2023
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	3.12%	1,069	(106)	2.84%	989	(5)
Equity securities	6.02%	22	—	5.98%	26	—
Commercial mortgage and other loans	3.82%	161	5	3.63%	161	(8)
Policy loans	3.74%	24	—	3.75%	24	—
Short-term investments and cash equivalents	9.32%	32	1	4.13%	26	—
Gross investment income before investment expenses	3.28%	1,308	(100)	2.99%	1,226	(13)
Investment expenses	-0.11%	(76)	—	-0.12%	(79)	—
Subtotal	3.17%	1,232	(100)	2.87%	1,147	(13)
Other investments (2)		82	(250)		99	(380)
Total		1,314	(350)		1,246	(393)

	Six Months Ended June 30,
	2024			2023
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	3.07%	2,120	170	2.83%	1,972	204
Equity securities	3.53%	27	—	3.63%	32	—
Commercial mortgage and other loans	3.80%	325	(14)	3.63%	322	(15)
Policy loans	3.80%	49	—	3.84%	49	—
Short-term investments and cash equivalents	7.54%	57	—	4.20%	44	—
Gross investment income before investment expenses	3.20%	2,578	156	2.96%	2,419	189
Investment expenses	-0.12%	(156)	—	-0.13%	(162)	—
Subtotal	3.08%	2,422	156	2.83%	2,257	189
Other investments (2)		226	(557)		154	(119)
Total		2,648	(401)		2,411	70
__________
(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(2) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

INVESTMENT RESULTS - EXCLUDING FUNDS WITHHELD AND JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Three Months Ended June 30,
	2024			2023
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses) (3)
	Yield (2)	Amount		Yield (2)(3)	Amount (3)
Excluding Funds Withheld and Japanese Insurance Operations (4):
Fixed maturities (5)	5.22%	2,113	(352)	4.96%	2,060	(169)
Equity securities	3.62%	29	—	3.02%	27	—
Commercial mortgage and other loans	4.61%	394	(58)	4.05%	316	(13)
Policy loans	4.99%	48	—	5.01%	48	—
Short-term investments and cash equivalents	6.75%	210	1	5.72%	173	—
Gross investment income before investment expenses	5.17%	2,794	(409)	4.99%	2,624	(182)
Investment expenses	-0.18%	(195)	—	-0.12%	(148)	—
Subtotal	4.99%	2,599	(409)	4.87%	2,476	(182)
Other investments (5)		95	767		174	(251)
Total		2,694	358		2,650	(433)

	Six Months Ended June 30,
	2024			2023
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses) (3)
	Yield (2)	Amount		Yield (2)(3)	Amount (3)
Excluding Funds Withheld and Japanese Insurance Operations (4):
Fixed maturities (5)	5.20%	4,130	(449)	4.98%	4,069	(423)
Equity securities	3.16%	54	—	2.80%	47	—
Commercial mortgage and other loans	4.51%	757	(81)	4.01%	618	(22)
Policy loans	4.98%	95	—	5.01%	95	—
Short-term investments and cash equivalents	6.12%	434	—	6.13%	367	—
Gross investment income before investment expenses	5.15%	5,470	(530)	5.02%	5,196	(445)
Investment expenses	-0.19%	(377)	—	-0.12%	(274)	—
Subtotal	4.96%	5,093	(530)	4.90%	4,922	(445)
Other investments (5)		262	698		308	(205)
Total		5,355	168		5,230	(650)
__________
(1) Excludes Closed Block division.
(2) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(3) Prior period amounts have been reclassified to conform to current period presentation.
(4) Excludes assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet and investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(5) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

ADJUSTED OPERATING INCOME IMPACT FROM ANNUAL ASSUMPTION UPDATES AND OTHER REFINEMENTS
(in millions)
	Three Months Ended June 30, 2024
	Premiums	Policy Charges and Fee Income	Asset Management Fees, Commissions and Other Income	Insurance and Annuity Benefits	Change in estimates of liability for future policy benefits	Interest Credited to Policyholders' Account Balances	Amortization of Acquisition Costs	General and Administrative Expenses	Adjusted Operating Income (Loss) Before Income Taxes
Retirement Strategies - Institutional Retirement Strategies	(334)	—	—	44	(510)	—	—	—	132
Retirement Strategies - Individual Retirement Strategies	(8)	—	—	—	(16)	—	—	—	8
Group Insurance	—	—	—	(25)	—	—	—	—	25
Individual Life	—	(22)	—	—	82	—	—	(6)	(98)
International Businesses - Life Planner	122	—	—	—	178	—	—	—	(56)
International Businesses - Gibraltar Life and Other	144	—	—	(1)	144	—	—	—	1
Corporate and Other	—	—	—	—	—	—	—	6	(6)
Total	(76)	(22)	—	18	(122)	—	—	—	6

	Three Months Ended June 30, 2023
	Premiums	Policy Charges and Fee Income	Asset Management Fees, Commissions and Other Income	Insurance and Annuity Benefits	Change in estimates of liability for future policy benefits	Interest Credited to Policyholders' Account Balances	Amortization of Acquisition Costs	General and Administrative Expenses	Adjusted Operating Income (Loss) Before Income Taxes
Retirement Strategies - Institutional Retirement Strategies	(34)	—	—	131	(171)	—	—	—	6
Retirement Strategies - Individual Retirement Strategies	—	—	—	—	—	—	—	—	—
Group Insurance	3	—	—	(33)	—	—	—	—	36
Individual Life	—	(21)	—	—	5	—	—	—	(26)
International Businesses - Life Planner	48	—	—	—	53	—	—	—	(5)
International Businesses - Gibraltar Life and Other	226	—	—	(1)	206	—	3	—	18
Corporate and Other	—	—	—	2	—	—	—	—	(2)
Total	243	(21)	—	99	93	—	3	—	27

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Six Months Ended June 30, 2024									Six Months Ended June 30, 2023
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	22,283	—	—	(1)	842	233	—	—	23,357	15,201	—	—	—	836	235	—	—	16,272
Policy charges and fee income	2,117	72	—	(57)	—	9	—	—	2,141	2,105	83	—	19	—	—	—	—	2,207
Net investment income	8,338	(9)	—	—	1,023	261	—	—	9,613	7,483	(9)	—	—	980	342	—	—	8,796
Realized investment gains (losses), net (3)	(258)	113	—	—	(299)	(30)	—	—	(474)	246	(806)	—	—	(130)	(31)	—	—	(721)
Asset management fees, commissions and other income	3,060	366	—	—	207	352	(56)	—	3,929	2,530	749	—	—	240	408	(29)	—	3,898
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(174)	—	—	—	—	—	(174)	—	—	91	—	—	—	—	—	91
Total revenues	35,540	542	(174)	(58)	1,773	825	(56)	—	38,392	27,565	17	91	19	1,926	954	(29)	—	30,543
Benefits and expenses:
Insurance and annuity benefits	23,911	3	—	(3)	1,625	388	—	—	25,924	16,519	(74)	—	3	1,775	364	—	—	18,587
Change in estimates of liability for future policy benefits	(14)	12	—	(70)	—	(121)	—	—	(193)	181	32	—	(29)	—	96	—	—	280
Interest credited to policyholders' account balances	1,758	480	—	—	59	88	—	—	2,385	1,536	433	—	—	59	102	—	—	2,130
Interest expense	1,009	—	—	—	—	6	—	—	1,015	896	—	—	—	1	3	—	—	900
Deferral of acquisition costs	(1,261)	—	—	—	—	(1)	—	—	(1,262)	(1,115)	—	—	—	—	—	—	—	(1,115)
Amortization of acquisition costs	725	16	—	—	6	3	—	—	750	710	14	—	—	7	—	—	—	731
General and administrative expenses	6,336	—	—	—	146	459	14	13	6,968	6,111	—	—	—	136	298	2	15	6,562
Total benefits and expenses	32,464	511	—	(73)	1,836	822	14	13	35,587	24,838	405	—	(26)	1,978	863	2	15	28,075

__________
(1) See page 40 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(157) million for six months ended June 30, 2024. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $474 million and certain derivatives of $(20) million for six months ended June 30, 2024.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended June 30, 2024									Three Months Ended June 30, 2023
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	7,277	—	—	—	433	110	—	—	7,820	6,368	—	—	—	430	111	—	—	6,909
Policy charges and fee income	1,061	22	—	—	—	2	—	—	1,085	1,032	46	—	(5)	—	—	—	—	1,073
Net investment income	4,218	(5)	—	—	509	127	—	—	4,849	3,813	(4)	—	—	499	168	—	—	4,476
Realized investment gains (losses), net (3)	(156)	198	—	—	(174)	(34)	—	—	(166)	109	(911)	—	—	(113)	(23)	—	—	(938)
Asset management fees, commissions and other income	1,441	19	—	—	43	106	(17)	—	1,592	1,261	374	—	—	139	198	(10)	—	1,962
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(297)	—	—	—	—	—	(297)	—	—	16	—	—	—	—	—	16
Total revenues	13,841	234	(297)	—	811	311	(17)	—	14,883	12,583	(495)	16	(5)	955	454	(10)	—	13,498
Benefits and expenses:
Insurance and annuity benefits	8,137	(47)	—	(2)	766	186	—	—	9,040	6,931	(42)	—	(1)	900	176	—	—	7,964
Change in estimates of liability for future policy benefits	(29)	10	—	(45)	—	(112)	—	—	(176)	159	8	—	(1)	—	89	—	—	255
Interest credited to policyholders' account balances	897	135	—	—	29	41	—	—	1,102	780	289	—	—	29	51	—	—	1,149
Interest expense	480	—	—	—	1	4	—	—	485	457	—	—	—	—	2	—	—	459
Deferral of acquisition costs	(614)	—	—	—	—	—	—	—	(614)	(546)	—	—	—	—	—	—	—	(546)
Amortization of acquisition costs	363	8	—	—	3	1	—	—	375	355	7	—	—	4	—	—	—	366
General and administrative expenses	3,000	—	—	—	72	153	26	5	3,256	3,000	—	—	—	70	137	16	7	3,230
Total benefits and expenses	12,234	106	—	(47)	871	273	26	5	13,468	11,136	262	—	(2)	1,003	455	16	7	12,877

__________
(1) See page 40 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(94) million for three months ended June 30, 2024. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $212 million and certain derivatives of $(4) million for three months ended June 30, 2024.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended September 30, 2023									Three Months Ended December 31, 2023
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	3,659	—	—	(1)	392	123	—	—	4,173	6,364	—	—	2	447	106	—	—	6,919
Policy charges and fee income	1,060	12	—	40	—	—	—	—	1,112	1,059	142	—	7	—	—	—	—	1,208
Net investment income	3,892	(5)	—	—	511	173	—	—	4,571	3,918	(4)	—	—	468	116	—	—	4,498
Realized investment gains (losses), net (3)	47	(2,126)	—	—	(231)	(92)	—	—	(2,402)	(4)	(510)	—	—	(19)	41	—	—	(492)
Asset management fees, commissions and other income	1,386	(277)	—	—	(57)	119	(22)	—	1,149	1,529	663	—	—	229	348	(34)	—	2,735
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(251)	—	—	—	—	—	(251)	—	—	216	—	—	—	—	—	216
Total revenues	10,044	(2,396)	(251)	39	615	323	(22)	—	8,352	12,866	291	216	9	1,125	611	(34)	—	15,084
Benefits and expenses:
Insurance and annuity benefits	4,348	91	—	4	515	202	—	—	5,160	7,130	(122)	—	(9)	1,072	182	—	—	8,253
Change in estimates of liability for future policy benefits	49	2	—	(108)	—	8	—	—	(49)	20	18	—	96	—	(28)	—	—	106
Interest credited to policyholders' account balances	804	(5)	—	—	30	43	—	—	872	836	73	—	—	29	43	—	—	981
Interest expense	419	—	—	—	(1)	3	—	—	421	439	—	—	—	—	3	—	—	442
Deferral of acquisition costs	(576)	—	—	—	—	—	—	—	(576)	(637)	—	—	—	—	—	—	—	(637)
Amortization of acquisition costs	351	7	—	—	3	—	—	—	361	356	8	—	—	3	—	—	—	367
Goodwill impairment	—	—	—	—	—	—	—	—	—	—	—	—	—	—	177	—	—	177
General and administrative expenses	2,977	—	—	—	66	180	(11)	9	3,221	3,467	—	—	—	71	191	(8)	12	3,733
Total benefits and expenses	8,372	95	—	(104)	613	436	(11)	9	9,410	11,611	(23)	—	87	1,175	568	(8)	12	13,422

__________
(1) See page 40 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld assets not passed back to reinsurers of $(77) million for three months ended December 31, 2023. Also includes changes in the value of the funds withheld embedded derivatives associated with available-for-sale securities of $(503) million and certain derivatives of $35 million for three months ended December 31, 2023.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended March 31, 2024
		Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	15,006	—	—	(1)	409	123	—	—	15,537
Policy charges and fee income	1,056	50	—	(57)	—	7	—	—	1,056
Net investment income	4,120	(4)	—	—	514	134	—	—	4,764
Realized investment gains (losses), net (3)	(102)	(85)	—	—	(125)	4	—	—	(308)
Asset management fees, commissions and other income	1,619	347	—	—	164	246	(39)	—	2,337
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	123	—	—	—	—	—	123
Total revenues	21,699	308	123	(58)	962	514	(39)	—	23,509
Benefits and expenses:
Insurance and annuity benefits	15,774	50	—	(1)	859	202	—	—	16,884
Change in estimates of liability for future policy benefits	15	2	—	(25)	—	(9)	—	—	(17)
Interest credited to policyholders' account balances	861	345	—	—	30	47	—	—	1,283
Interest expense	529	—	—	—	(1)	2	—	—	530
Deferral of acquisition costs	(647)	—	—	—	—	(1)	—	—	(648)
Amortization of acquisition costs	362	8	—	—	3	2	—	—	375
General and administrative expenses	3,336	—	—	—	74	306	(12)	8	3,712
Total benefits and expenses	20,230	405	—	(26)	965	549	(12)	8	22,119

__________
(1) See page 40 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(63) million for three months ended March 31, 2024. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $262 million and certain derivatives of $(16) million for three months ended March 31, 2024.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:
Adjusted operating income is a non-GAAP measure used by the Company to evaluate segment performance and to allocate resources. Adjusted operating income excludes “Realized investment gains (losses), net, and related charges and adjustments." A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as capital and other factors.

Realized investment gains (losses) within certain businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are designated as trading. Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Additionally, adjusted operating income excludes the changes in fair value of equity securities that are recorded in net income.

Adjusted operating income excludes “Change in value of market risk benefits, net of related hedging gains (losses)”, which reflects the impact from changes in current market conditions, and market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, which we believe enhances the understanding of underlying performance trends. Adjusted operating income also excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations and discontinued operations and earnings attributable to noncontrolling interests, each of which is presented as a separate component of net income under GAAP. Additionally, adjusted operating income excludes other items, such as certain components of the consideration for acquisitions, which are recognized as compensation expense over the requisite service periods, and goodwill impairments. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:
Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:
Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and international operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with the Japan operation.

4. Assets Under Administration:
Fair market value of assets in client accounts and mortgage servicing assets, which are reported on an unpaid principal balance basis, that are not included in Assets Under Management. Prudential does not receive a management fee on these assets, but may receive a fee for executing trades, custody or record keeping services, or servicing the mortgage loans. In addition, fair market value of assets for which Prudential provides non-discretionary investment advice and receives a fee.

5. Assets Under Management:
Fair market value of assets directly managed by Prudential or joint ventures of which Prudential has at least 50% ownership, and assets invested in investment options included in the Company’s products that are managed by third party sub-advised managers at the discretion of Prudential. This includes externally managed modified coinsurance for both Hartford and Allstate. It also includes the fair value of derivatives used in various portfolio management strategies related to the portfolio’s invested assets, regardless of the hedge accounting designation, but excludes direct hedges of product liabilities and expenses.

6. Book value per share of Common Stock:
GAAP equity attributed to Prudential Financial, Inc. divided by the number of common shares outstanding at end of period, on a diluted basis. Adjusted book value per common share is a non-GAAP measure. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations, separate from the portion that is affected by capital and currency market conditions including the removal of the associated accounting impacts of the remeasurement of certain insurance liabilities and investments that are marked to market through AOCI under GAAP, and the cumulative change in fair value of funds withheld embedded derivatives related to unrealized gains and losses on available-for-sale securities and certain derivatives associated with customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.. However, adjusted book value per common share is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:
Debt utilized to meet the capital requirements of our business.

8. Borrowings - Operating Debt:
Debt utilized for business funding to meet specific purposes, which may include activities associated with our PGIM and Assurance IQ businesses. Operating debt also consists of debt issued to finance specific portfolios of investment assets, the proceeds from which will service the debt. Specifically, this includes assets supporting reserve requirements under Regulation XXX and Guideline AXXX, as well as funding for institutional and insurance company portfolio cash flow timing differences.

9. Divested and Run-off Businesses:
Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

10. Earned Premiums:
The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

11. General Account:
Includes assets of the insurance companies for which the Company bears the investment risk. These generally include assets supporting "Future Policy Benefits" and "Policyholders' Account Balances". General account assets also include assets of the parent company, Prudential Financial, Inc. and excludes assets recognized for statutory purposes that are specifically allocated to a separate account.

12. Gibraltar Life:
Includes results from the Japan operation.

13. Gibraltar Life Consultants:
Captive insurance agents for Gibraltar Life.

14. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

15. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:
Ratio of administrative operating expenses (excluding commissions) to gross premiums, and net policy charges and fee income.

16. Individual Retirement Strategies Account Values in General Account and Separate Account:
Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

17. Individual Retirement Strategies - Net Amounts at Risk:
Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

18. Insurance and Annuity Benefits:
Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

19. International Life Planners:
Captive insurance Advisors in our Life Planner operations.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

KEY DEFINITIONS AND FORMULAS

20. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the debt holder is only entitled to collect against the assets pledged to the debt as collateral or has very limited rights to collect against other assets.

21. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, seed and co-investment results, and commercial mortgage revenues.

22. PGIM Asset Under Management Classifications:
Public Equity - Represents stock ownership interest in a corporation or partnership (excluding hedge funds) or real estate investment trust.

Public Fixed Income - Represents debt instruments that pay fixed interest and usually have a maturity (excluding mortgages).

Real Estate - Includes direct real estate equity and real estate mortgages.

Private Credit and Other Alternatives - Includes private credit, private equity, hedge funds and other alternative strategies.

Multi-Asset - Includes funds or products that invest in more than one asset class, balancing equity and fixed income funds and target date funds.

23. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

24. Policy Persistency - International Businesses:
13 month persistency represents the average percentage of face amount of policies that are still in force at their 13th policy month. 25 month persistency represents the average percentage of face amount of policies that are still in force at their 25th policy month.

25. Prudential Advisors:
Captive financial professionals in our insurance operations in the United States.

26. Prudential Financial, Inc. Equity:
Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

27. Separate Accounts:
Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

28. Wrap-Fee Products:
Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2024

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of August 1, 2024
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
CREDIT RATINGS:
as of August 1, 2024

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	(P)A1	NR

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Office:
Prudential Financial, Inc.
751 Broad Street
Newark, New Jersey 07102

Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

For more information, please visit our website at investor.prudential.com.